SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2005

YADKIN VALLEY COMPANY

(Exact name of registrant as specified in its charter)

North Carolina	1-14081	56-1249566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 18747 Raleigh, North Carolina	27619
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 716-2266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Interim Review.

On September 8, 2005, the Board of Directors of Yadkin Valley Company concluded that the previously issued consolidated financial statements for the fiscal year ended December 31, 2004 and 2003, and the quarterly periods ended March 31, 2005, and June 30, 2005, should no longer be relied upon. The Company will restate the consolidated financial statements as previously reported by filing an amendment to its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, and by filing amendments to the Company’s Quarterly Reports on Form 10-QSB for quarterly periods ended March 31, 2005, and June 30, 2005.

The amendments will be filed in response to comments received from the Securities and Exchange Commission in connection with its review of the Company’s reports filed under the Securities Exchange Act of 1934. The change in the Company’s consolidated financial statements in each of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, and its Quarterly Reports on Form 10-QSB for quarterly periods ended March 31, 2005, and June 30, 2005, will be to change the values at which certain investment securities are carried on the Company’s books. Those investment securities consist of equity securities which do not have readily determinable fair values and previously were carried at the lower of their cost or fair value. The change will be to carry those securities at their fair value as required by generally accepted accounting principles. The Company expects the impact of the change will be to increase the values at which the investment securities are reflected in its consolidated financial statements, and to increase total assets, deferred income taxes, and accumulated other comprehensive income which is a component of shareholders’ equity. The change is not expected to have an impact on the Company’s previously reported earnings. The Company expects that the amendments will be filed before the November 14, 2005, due date for its Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2005.

Management of the Company has discussed the proposed restatement described above with its former and current independent accountants.

* * *

The statements in this Current Report on Form 8-K that are not historical facts are forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward looking statements include the expectation as to the timing of the filing of the Company’s amendments to its Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB discussed above, and the impact of the proposed restatements. Such statements are estimates and are subject to change based on the further review and work being done during this process by the Company and its current and former independent accountants. These and other factors could cause our actual results in the restated financial statements to differ materially from those set forth or implied by the forward looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

YADKIN VALLEY COMPANY
(Registrant)

Date: September 15, 2005	By:	/s/ David S. Perry
David S. Perry
President